FundX ETF - XCOR
(the "Fund")

Supplement dated July 22, 2025 to the
Summary Prospectus
dated January 31, 2025

This supplement is being filed to inform shareholders that, effective immediately, Mr. Mark Dea no longer serves as a Portfolio Manager to the Fund. Accordingly, all references to Mr. Dea are hereby removed in their entirety in the Fund's Summary Prospectus.
In addition, effective immediately, Messrs. Steven Cowley, Lance Messervy, and Jeffrey Smith were added as Portfolio Managers to the Fund.
The following disclosure regarding portfolio managers is added for the Fund:
Portfolio Managers
Steven Cowley, Lance Messervy, and Jeffrey Smith have served as portfolio manager of the Fund effective as of the date of this supplement.

Please retain this Supplement with your Summary Prospectus for future reference.